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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2004


                                Youbet.com, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     0-26015                95-4627253
   -----------------              --------------        ------------------
   (State or other                (Commission           (I.R.S. Employer
    jurisdiction of                File Number)         Identification No.)
    incorporation)



               5901 De Soto Avenue, Woodland
                     Hills, California                       91367
              --------------------------------            ------------
         (Address of principal executive offices)         (Zip Code)


                                 (818) 668-2100
                             -----------------------
              (Registrant's telephone number, including area code)


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Item 7.    Financial Statements and Exhibits

           (a) Not Applicable.

           (b) Not Applicable.

           (c) Exhibits:

         99.1 Youbet.com, Inc. Earnings Press Release dated February 12, 2004 (furnished pursuant to Item 12 of Form 8-K).


Item 12.  Results of Operations and Financial Condition

On February 12, 2004, Youbet.com, Inc. announced its financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. Youbet also announced that January 2004 handle was 16% higher than that for January 2003, and that net revenues grew 55% over the same period. Youbet's January 2004 handle and revenue amounts are preliminary and, therefore, subject to change prior to their inclusion in reported results for the quarterly period ending March 31, 2004.

The 2003 earnings press release contains disclosure of earnings before interest, taxes, depreciation and amortization (EBITDA), which is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States (GAAP). The financial tables attached to the press release contain a tabular reconciliation of EBITDA to Net Loss, the GAAP financial measure most directly comparable to EBITDA. Disclosure regarding management's uses for EBITDA appears in the footnotes below the tabular reconciliation.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 YOUBET.COM, INC.





Date:  February 12, 2004          By:  /s/ Charles Champion
                                       ---------------------------------------
                                       Charles Champion
                                       President and Chief Executive Officer